CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report of Cargo Connection Logistics Holding, Inc. (the "Company") on Form 10-QSB for the nine months ending September 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Jesse Dobrinsky, Chief Executive Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Quarterly Report on Form 10-QSB for the period ending September 30, 2005, fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

(2) The information contained such Quarterly Report on Form 10-QSB for the period ending September 30, 2005 fairly presents, in all material respects, the financial condition of the Company as of the dates presented and the results of operations of the Company.

Dated: November 21, 2005

                                       Cargo Connection Logistics Holding, Inc.

                                       By: /s/ Jesse Dobrinsky
                                           ---------------------------
                                               Chief Executive Officer